Exhibit 99.1

Cohen & Steers, Inc.
280 Park Avenue
New York, NY 10017-1216
Tel (212) 832-3232

Contact:

Matthew S. Stadler

Executive Vice President

Chief Financial Officer

Cohen & Steers, Inc.

(212) 446-9168

COHEN & STEERS REPORTS SECOND QUARTER 2007 RESULTS

Asset Management Reports Record Quarterly Revenue

Assets Under Management Reach Record $34.6 Billion With Record Net Inflows

NEW YORK, NY, July 25, 2007—Cohen & Steers, Inc. (NYSE: CNS) reported net income of $18.6 million, or $0.44 per diluted share and $0.45 per basic share for the quarter ended June 30, 2007, compared with a net loss of $37.8 million, or $0.95 per share (diluted and basic), for the quarter ended June 30, 2006. Total revenue in the second quarter of 2007 was $69.3 million, an increase of 64.5% from $42.1 million in the second quarter of 2006.

The second quarter 2006 results included the previously disclosed $1.25 per share after-tax expense associated with the termination of certain fund compensation agreements and a $0.02 per share after-tax gain from the sale of property and equipment. After adjusting for these items, earnings per share were $0.28.

For the six months ended June 30, 2007, the company recorded net income of $40.9 million, or $0.96 per diluted share and $0.98 per basic share, compared with a net loss of $29.1 million, or $0.73 per share (diluted and basic), for the 2006 period. After adjusting for the above mentioned second quarter 2006 items, earnings per share were $0.50 for the six months ended June 30, 2006. Total revenue was $146.1 million for the six months ended June 30, 2007, an increase of 82.6% from $80.0 million for the 2006 period.

Assets Under Management

Assets under management reached a record $34.6 billion as of June 30, 2007, an increase of 3.0% from $33.6 billion at March 31, 2007 and an increase of 48.7% from $23.2 billion at June 30, 2006. The increase was driven by record quarterly net inflows of $3.1 billion, including $2.6 billion into institutional separate accounts, primarily from the addition of seven net new accounts and three net new relationships. “We continue to see strong inflows as a result of our expanded retail and institutional sales and client service teams,” said Robert H. Steers, co-chairman and co-chief executive officer of Cohen & Steers.

Assets under management have become more diverse. As of June 30, 2007, U.S. REIT common stocks comprised 46% of total assets, compared with 66% a year earlier. “Our expansion into international real estate securities, utilities, large cap value and preferred securities has given our clients a number of ways to diversify their holdings,” said Martin Cohen, co-chairman and co-chief executive officer of Cohen & Steers. “At the same time, our global diversification has provided stability to assets under management during a period when U.S. REIT share prices declined.”

Recent Developments

The company’s commitment to broaden its investment offerings and expand its international distribution capabilities was evident this quarter.

•	Cohen & Steers was appointed as subadviser to the Harbor Large Cap Value Fund in June. The fund had net assets of approximately $540 million at the end of the quarter.

•

The company has developed quantitative strategies and hedging capabilities. Yigal Jhirad, senior vice president with 21 years of experience, joined the company from Morgan Stanley where he was an executive director.

•

Stephen Kenneally was appointed executive director and head of business development in Asia. Mr. Kenneally, who was formerly chief executive officer at First State Investments (Hong Kong) Limited, has 26 years of experience in the region.

•

Cohen & Steers Global Income Builder, a closed-end mutual fund that is scheduled to price on July 26th, capitalizes on all five of the company’s dividend-oriented strategies and employs a covered-call option overlay.

Asset Management Segment

Total revenue for the asset management segment was a record $66.4 million for the three months ended June 30, 2007, an increase of 64.4% from $40.4 million for the three months ended June 30, 2006. Pretax income was a record $29.6 million for the three months ended June 30, 2007, compared with a pretax loss of $58.0 million for the second quarter of 2006. (The 2006 period includes the expense associated with the termination of certain fund compensation agreements of $75.7 million and a $1.1 million gain from the sale of property and equipment previously mentioned. After adjusting for these items, asset management’s pretax income was $16.6 million.)

Assets under management reached $34.6 billion at June 30, 2007, an increase of 48.7% from $23.2 billion at June 30, 2006. The increase was a result of net inflows of $8.1 billion, market appreciation of $2.1 billion and $1.0 billion from the fourth quarter 2006 acquisition of Cohen & Steers Europe S.A. (formerly known as Houlihan Rovers S.A.).

The company recorded net inflows of $469 million into open-end mutual funds during the quarter ended June 30, 2007. This marked the eighth consecutive quarter of positive net inflows into open-end mutual funds, and was led by Cohen & Steers International Realty Fund, which had net inflows of $761 million.

Institutional separate accounts had net inflows of $2.6 billion during the quarter ended June 30, 2007. Inflows of $3.0 billion, primarily into large cap value, global and international real estate securities portfolios, were partly offset by $389 million in outflows.

Investment Banking Segment

Total revenue for the investment banking segment was $2.9 million for the quarter ended June 30, 2007, compared with $2.1 million for the quarter ended June 30, 2006. Investment banking revenue was attributable to capital raising and merger advisory assignments. Pretax income was $412,000 for the three months ended June 30, 2007, compared with $239,000 for the second quarter of 2006. Revenue from investment banking activity is dependent on the completion of transactions, the timing of which cannot be predicted.

Balance Sheet Information

As of June 30, 2007, cash and cash equivalents and marketable securities available for sale were $186 million.

Stockholders’ equity was $266 million as of June 30, 2007. The company had no long-term or short-term debt.

Conference Call Information

Cohen & Steers will hold a conference call tomorrow, July 26, 2007 at 11:00 a.m. (ET) to discuss the Company’s second quarter results. Investors and analysts can access the live conference call by dialing (888) 243-6208 (domestic) or (973) 582-2869 (international); Passcode: 9036265. A replay of the call will be available for two weeks starting at approximately 2:00 p.m. (ET) on July 26, 2007 and can be accessed at (877) 519-4471 (domestic) or (973) 341-3080 (international); Passcode: 9036265. Internet access to the Web cast, which includes audio (listen-only), will be available on the Company’s Web site at cohenandsteers.com under “Corporate Info.” The Web cast will be archived on the Web site for two weeks. Participants should plan to register at least 10 minutes before the conference call begins.

About Cohen & Steers, Inc.

Cohen & Steers is a manager of high-income equity portfolios, specializing in U.S. REITs, international real estate securities, preferred securities, utilities and large cap value stocks. Headquartered in New York City, with offices in Brussels, Hong Kong, London and Seattle, the firm serves individual and institutional investors through a wide range of open-end mutual funds, closed-end mutual funds and institutional separate accounts.

Forward-Looking Statements

This press release and other statements that Cohen & Steers may make may contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, which reflect the Company’s current views with respect to, among other things, its operations and financial performance. You can identify these forward-looking statements by the use of words such as “outlook,” “believes,” “expects,” “potential,” “continues,” “may,” “will,” “should,” “seeks,” “approximately,” “predicts,” “intends,” “plans,” “estimates,” “anticipates” or the negative versions of these words or other comparable words. Such forward-looking statements are subject to various risks and uncertainties.

Accordingly, there are or will be important factors that could cause actual outcomes or results to differ materially from those indicated in these statements. The Company believes that these factors include, but are not limited to, those described in the “Risk Factors” section of the Company’s Annual Report on Form 10-K for the year ended December 31, 2006, which is accessible on the Securities and Exchange Commission’s website at sec.gov and on the Company’s Web site at cohenandsteers.com. These factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements that are included in this release. The Company undertakes no obligation to publicly update or review any forward-looking statement, whether as a result of new information, future developments or otherwise.

Performance Notes

Cohen & Steers Global Income Builder, Inc. For more complete information about the funds, including charges and expenses, please call (800) 330-7348 for a prospectus. There are special risks associated with an investment in the funds. These risks are described in the prospectus for the fund, which you should read carefully before you invest or send money. A registration statement relating to the fund has been filed with the Securities and Exchange Commission, but has not yet become effective. The information in the registration statement is not complete and may be changed. None of the fund’s securities may be sold nor may offers to buy be accepted prior to the time the fund’s registration statement becomes effective. This communication shall not constitute an offer to sell or the solicitation of any offer to buy, nor shall there be any sale of the fund’s securities in any such state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any state. Merrill Lynch, Pierce Fenner & Smith Incorporated is acting as the lead underwriter in connection with the proposed offering.

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Cohen & Steers, Inc. and Subsidiaries

Condensed Consolidated Statements of Income (Unaudited)

For the Periods Ended

(in thousands, except per share data)

	Three Months Ended			% Change From
	June 30, 2007	March 31, 2007	June 30, 2006	March 31, 2007	June 30, 2006
Revenue
Investment advisory and administration fees	$56,186	$52,156	$35,298
Distribution and service fees	7,746	6,380	3,530
Portfolio consulting and other	2,425	2,485	1,165
Investment banking fees	2,930	15,746	2,128

Total revenue	69,287	76,767	42,121	(9.7)%	64.5%

Expenses
Employee compensation and benefits	20,094	22,262	11,992
Distribution and service fees	9,297	9,267	81,118
General and administrative	8,146	7,271	6,703
Depreciation and amortization	1,731	1,671	1,623
Amortization, deferred commissions	2,755	2,070	991

Total expenses	42,023	42,541	102,427	(1.2)%	(59.0)%

Operating income (loss)	27,264	34,226	(60,306)	(20.3)%	*

Non-operating income (expense)
Interest and dividend income	2,043	1,657	645
Gain from sale of marketable securities	716	195	530
Gain from sale of property and equipment	(2)	—	1,056
Foreign currency transaction loss	1	(76)	(29)

Total non-operating income	2,758	1,776	2,202	55.3%	25.2%

Income (loss) before provision for income taxes and equity in earnings of affiliate	30,022	36,002	(58,104)	(16.6)%	*
Provision for income taxes	11,400	13,686	(19,925)
Equity in earnings of affiliate	—	—	360

Net income (loss)	$18,622	$22,316	$(37,819)	(16.6)%	*

Earnings (loss) per share
Basic	$0.45	$0.53	$(0.95)	(16.2)%	*

Diluted	$0.44	$0.52	$(0.95)	(16.2)%	*

Weighted average shares outstanding
Basic	41,809	41,983	39,805

Diluted	42,666	42,828	39,805

*	Not meaningful

Cohen & Steers, Inc. and Subsidiaries

Condensed Consolidated Statements of Income (Unaudited)

For the Periods Ended

(in thousands, except per share data)

	Six Months Ended		% Change From
	June 30, 2007	June 30, 2006	June 30, 2006
Revenue
Investment advisory and administration fees	$108,342	$68,304
Distribution and service fee revenue	14,126	6,731
Portfolio consulting and other	4,910	2,099
Investment banking fees	18,676	2,833

Total revenue	146,054	79,967	82.6%

Expenses
Employee compensation and benefits	42,356	22,589
Distribution and service fee expenses	18,564	88,794
General and administrative	15,417	12,398
Depreciation and amortization	3,402	3,174
Amortization, deferred commissions	4,825	1,740

Total expenses	84,564	128,695	(34.3)%

Operating income (loss)	61,490	(48,728)	*

Non-operating income (expense)
Interest and dividend income	3,700	1,702
Gain from sale of marketable securities	911	1,189
Gain from sale of property and equipment	(2)	1,056
Foreign currency transaction loss	(75)	(45)

Total non-operating income	4,534	3,902	16.2%

Income (loss) before provision for income taxes and equity in earnings of affiliate	66,024	(44,826)	*
Provision for income taxes	25,086	(15,016)
Equity in earnings of affiliate	—	708

Net income (loss)	$40,938	$(29,102)	*

Earnings (loss) per share
Basic	$0.98	$(0.73)	*

Diluted	$0.96	$(0.73)	*

Weighted average shares outstanding
Basic	41,895	39,831

Diluted	42,746	39,831

*	Not meaningful

Cohen & Steers, Inc. and Subsidiaries

Selected Segment Financial Data (Unaudited)

For the Periods Ended

(in thousands)

	Three Months Ended			% Change From
	June 30, 2007	March 31, 2007	June 30, 2006	March 31, 2007	June 30, 2006
Asset Management
Total revenue, including equity in earnings of affiliate	$66,357	$61,021	$40,353	8.7%	64.4%
Total expenses	(39,135)	(35,674)	(100,471)	9.7%	(61.0)%
Net non-operating income	2,388	1,489	2,135	60.4%	11.9%

Income (loss) before provision for income taxes	$29,610	$26,836	$(57,983)	10.3%	*

Investment Banking
Total revenue	$2,930	$15,746	$2,128	(81.4)%	37.7%
Total expenses	(2,888)	(6,867)	(1,956)	(57.9)%	47.6%
Net non-operating income	370	287	67	28.9%	452.2%

Income before provision for income taxes	$412	$9,166	$239	(95.5)%	72.4%

Total
Total revenue, including equity in earnings of affiliate	$69,287	$76,767	$42,481	(9.7)%	63.1%
Total expenses	(42,023)	(42,541)	(102,427)	(1.2)%	(59.0)%
Net non-operating income	2,758	1,776	2,202	55.3%	25.2%

Income (loss) before provision for income taxes	$30,022	$36,002	$(57,744)	(16.6)%	*

	Six Months Ended		% Change From
	June 30, 2007	June 30, 2006	June 30, 2006
Asset Management
Total revenue, including equity in earnings of affiliate	$127,378	$77,842	63.6%
Total expenses	(74,809)	(124,988)	(40.1)%
Net non-operating income	3,877	3,706	4.6%

Income (loss) before provision for income taxes	$56,446	$(43,440)	*

Investment Banking
Total revenue	$18,676	$2,833	559.2%
Total expenses	(9,755)	(3,707)	163.2%
Net non-operating income	657	196	235.2%

Income (loss) before provision for income taxes	$9,578	$(678)	*

Total
Total revenue, including equity in earnings of affiliate	$146,054	$80,675	81.0%
Total expenses	(84,564)	(128,695)	(34.3)%
Net non-operating income	4,534	3,902	16.2%

Income (loss) before provision for income taxes	$66,024	$(44,118)	*

*	Not meaningful

Cohen & Steers, Inc. and Subsidiaries

Assets Under Management (Unaudited)

For the Periods Ended

(in millions)

	Three Months Ended			% Change From
	June 30, 2007	March 31, 2007	June 30, 2006	March 31, 2007	June 30, 2006
Closed-End Mutual Funds
Assets under management, beginning of period	$11,742	$11,391	$10,262

Inflows	—	202	—
Market appreciation (depreciation)	(551)	149	(164)

Total increase (decrease)	(551)	351	(164)

Assets under management, end of period	$11,191	$11,742	$10,098	(4.7)%	10.8%

Open-End Mutual Funds
Assets under management, beginning of period	$11,480	$9,575	$6,577

Inflows	1,601	2,366	702
Outflows	(1,132)	(792)	(481)

Net inflows	469	1,574	221
Market appreciation (depreciation)	(830)	331	(58)

Total increase (decrease)	(361)	1,905	163

Assets under management, end of period	$11,119	$11,480	$6,740	(3.1)%	65.0%

Institutional Separate Accounts
Assets under management, beginning of period	$10,330	$8,930	$6,124

Inflows	3,030	1,658	465
Outflows	(389)	(559)	(150)

Net inflows	2,641	1,099	315
Market appreciation (depreciation)	(721)	301	(32)

Total increase	1,920	1,400	283

Assets under management, end of period	$12,250	$10,330	$6,407	18.6%	91.2%

Total
Assets under management, beginning of period	$33,552	$29,896	$22,963

Inflows	4,631	4,226	1,167
Outflows	(1,521)	(1,351)	(631)

Net inflows	3,110	2,875	536
Market appreciation (depreciation)	(2,102)	781	(254)

Total increase	1,008	3,656	282

Assets under management, end of period (1)	$34,560	$33,552	$23,245	3.0%	48.7%

(1)	As of June 30, 2006, assets under management included $2.1 billion of assets managed by Houlihan Rovers through sub-advisory and similar arrangements.

Cohen & Steers, Inc. and Subsidiaries

Assets Under Management (Unaudited)

For the Periods Ended

(in millions)

	Six Months Ended		% Change From
	June 30, 2007	June 30, 2006	June 30, 2006
Closed-End Mutual Funds
Assets under management, beginning of period	$11,391	$9,674

Inflows	202	54
Market appreciation (depreciation)	(402)	370

Total increase (decrease)	(200)	424

Assets under management, end of period	$11,191	$10,098	10.8%

Open-End Mutual Funds
Assets under management, beginning of period	$9,575	$5,591

Inflows	3,967	1,421
Outflows	(1,924)	(981)

Net inflows	2,043	440
Market appreciation (depreciation)	(499)	709

Total increase	1,544	1,149

Assets under management, end of period	$11,119	$6,740	65.0%

Institutional Separate Accounts
Assets under management, beginning of period	$8,930	$5,226

Inflows	4,688	870
Outflows	(948)	(376)

Net inflows	3,740	494
Market appreciation (depreciation)	(420)	687

Total increase	3,320	1,181

Assets under management, end of period	$12,250	$6,407	91.2%

Total
Assets under management, beginning of period	$29,896	$20,491

Inflows	8,857	2,345
Outflows	(2,872)	(1,357)

Net inflows	5,985	988
Market appreciation (depreciation)	(1,321)	1,766

Total increase	4,664	2,754

Assets under management, end of period (1)	$34,560	$23,245	48.7%

(1)	As of June 30, 2006, assets under management included $2.1 billion of assets managed by Houlihan Rovers through sub-advisory and similar arrangements.